UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                                                                                                                   November 22, 2004

THE CHILDREN'S PLACE RETAIL STORES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-23071 (Commission File Number)	31-1241495 (IRS Employer ID Number)

915 Secaucus Road, New Jersey	07094

(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(201) 558-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

          On November 22, 2004 (effective as of November 21, 2004), two subsidiaries of the Company consummated the acquisition of the "Disney Store" chain of retail stores in North America, pursuant to the terms of the Acquisition Agreement dated as of October 19, 2004, between Hoop Holdings, LLC and Hoop Canada Holdings, Inc. ("Hoop Canada Holdings"), each a wholly-owned subsidiary of the Company, as purchasers, and Disney Enterprises, Inc. ("DEI") and Disney Credit Card Services, Inc. ("DCCS" and together with DEI, the "Sellers," each wholly-owned subsidiaries of The Walt Disney Company).

          On November 29, 2004, the Company filed a Current Report on Form 8-K reporting that it had completed the acquisition of the Disney Store chain of retail stores in North America and that the financial statements and pro forma financial information required under Item 9.01 would be filed at a later date. This Amendment No. 1 to the Company’s Current Report on Form 8-K contains the required financial statements and pro forma financial information.

          The description contained in this Item 2.01 of the transactions consummated pursuant to the Acquisition Agreement is qualified in its entirety by reference to the description contained in the Company’s Current Report on Form 8-K filed on November 29, 2004.

Item 9.01 Financial Statements and Exhibits

           (a)      Financial Statements of Business Acquired:

Audited combined financial statements of The Disney Store North America Group at October 2, 2004 and September 27, 2003 and for each of the years in the period ended October 2, 2004, and the notes related thereto.

           (b)      Pro Forma Financial Information:

Unaudited pro forma condensed consolidated balance sheet as of October 30, 2004 and unaudited pro forma condensed consolidated statements of income (loss) for the 52 weeks ended January 31, 2004 and the 39 weeks ended October 30, 2004, and the notes related thereto.

           (c)      Exhibits:

                        Exhibit  23.1      Consent of PricewaterhouseCoopers LLP.

                        Exhibit 99.1      Audited combined financial statements of The Disney Store North America Group at October 2, 2004 and September 27, 2003 and for each of the years in the period ended October 2, 2004, and the notes related thereto.

                        Exhibit 99.2      Unaudited pro forma condensed consolidated balance sheet as of October 30, 2004 and unaudited pro forma condensed consolidated statements of income (loss) for the 52 weeks ended January 31, 2004 and the 39 weeks ended October 30, 2004, and the notes related thereto.

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signature on following page.]

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHILDREN'S PLACE RETAIL STORES, INC. By: /s/ Seth Udasin Name: Seth Udasin Title: Vice President and Chief Financial Officer

Dated: February 8, 2005

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

THE CHILDREN'S PLACE RETAIL STORES, INC.
EXHIBIT INDEX TO FORM 8-K/A

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited combined financial statements of The Disney Store North America Group at October 2, 2004 and September 27, 2003 and for each of the years in the period ended October 2, 2004, and the notes related thereto.

99.2	Unaudited pro forma condensed consolidated balance sheet as of October 30, 2004 and unaudited pro forma condensed consolidated statements of income (loss) for the 52 weeks ended January 31, 2004 and the 39 weeks ended October 30, 2004, and the notes related thereto.